Prospectus Supplement                                    211482 1/04

dated January 28, 2004 to the Class Y prospectuses of: Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund
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Fund expenses. Effective January 28, 2004, the following information is added as a footnote to the table of Annual Fund Operating Expenses in the section "Fund summary--Performance information" for the funds listed below:

Putnam Management has agreed to waive fees and reimburse expenses of the following Putnam funds through December 31, 2004, to the extent necessary to limit each fund's total fund operating expenses as a percentage of average net assets to the annual rates below, which represent expenses on September 30, 2003 as a percentage of net assets on that date:

Fund                                                  Class Y
----                                                  -------
Putnam Global Equity Fund                              0.99%
Putnam International Capital Opportunities Fund        1.35
Putnam International Equity Fund                       0.96
Putnam International Growth and Income Fund            1.13

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Redemption fees.  Effective April 19, 2004, disclosure of redemption fees in the "Shareholder Fees" table and related footnotes in the section entitled "FEES AND EXPENSES" is revised to disclose that, for shares purchased on or after April 19, 2004, a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase and a 1.00% redemption fee may apply to any shares that are redeemed within 6 to 90 days of purchase.

In addition, effective April 19, 2004, the first two sentences of the second paragraph in the section entitled "How do I sell fund shares?" are replaced with the following:

The fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less. A redemption fee of 1.00% of the total redemption amount (calculated at market value) will apply to any shares sold or exchanged within 6 to 90 days of purchase (including purchases by exchange). In the case of defined contribution plans administered by Putnam, the 1.00% fee applies to exchanges of shares purchased by exchange that occur within 6 to 90 days of purchase and the 2.00% fee applies to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. For any shares purchased before April 19, 2004, a 1.00% redemption fee will apply to any shares sold or exchanged within 90 days.

Also, effective April 19, 2004, the first five sentences of the second paragraph in the section entitled "How do I exchange fund shares?" are replaced with the following:

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund imposes a redemption fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held 5 days or less. A redemption fee of 1.00% of the total exchange amount (calculated at market value) will apply to any shares that are exchanged within 6 to 90 days of purchase (including purchases by exchange). In the case of defined contribution plans administered by Putnam, the 1.00% fee applies to exchanges of shares purchased by exchange that occur within 6 to 90 days of purchase and the 2.00% fee applies to exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. For any shares purchased before April 19, 2004, a 1.00% redemption fee will apply to any shares exchanged within 90 days. Administrators, trustees or sponsors of retirement plans may also impose redemption fees.